UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2010

Kid Castle Educational Corporation
(Exact Name of Registrant as Specified in Its Charter)

Florida	333-39629	59-2549529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8th Floor, No. 98 Min Chuan Road
Hsien Tien, Taipei, Taiwan R.O.C.
(Address of Principal Executive Offices and Zip Code)

(001) 886-2-2218-5996
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03             Material Modification to Rights of Security Holders.

 Please see the disclosure in Item 8.01 below.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Please see the disclosure in Item 8.01 below.

Item 8.01             Other Events.

On March 25, 2010, Kid Castle Educational Corporation (the “Company”) filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Florida to effect a 5,000 for 1 reverse stock split of the Company’s common stock (the “Common Stock”), followed immediately by a 1 for 5,000 forward stock split of the Common Stock with a mandatory cash out (the “Transaction”).  The Transaction took effect at 5:00 p.m. (Eastern Time) on March 25, 2010 (the “Effective Date”).  A copy of the Articles of Amendment effectuating the Transaction is included with this report as Exhibit 3.1.

As a result of the effectiveness of the Transaction, stockholders owning fewer than 5,000 shares of Common Stock as of the Effective Date will be entitled to receive from the Company $0.18 in cash for each pre-combined share of Common Stock.  Stockholders owning more than 5,000 shares of Common Stock immediately prior to the Transaction continue to own the same number of shares of Common Stock as they did immediately prior to the Transaction.

Based upon information available to the Company, the Transaction reduced the number of record holders of the Company’s common stock to fewer than 300.  The Company is filing a Form 15 with the Securities and Exchange Commission (the “SEC”) concurrently with this report to terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon filing the Form 15, in the absence of action by the SEC, the Company will no longer be required to file periodic reports with the SEC, including annual reports on Form 10-K and quarterly reports on Form 10-Q, and the Company will no longer be subject to the SEC’s proxy statement delivery requirements.

Item 7.01             Regulation FD Disclosure.

On March 29, 2010, the Company issued a press release announcing the consummation of the Transaction.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated in this Item 7.01 by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained above in this report is not to be deemed “Filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor is it to be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.  This report is not to be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to the Company’s Articles of Incorporation effecting the Transaction, dated March 25, 2010

99.1	Press Release dated, March 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kid Castle Educational Corporation (Registrant)

Date: March 29, 2010	By:	/s/ Min-Tan Yang
Min-Tan Yang

Chief Executive Officer